UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Sunbridge Capital Emerging Markets Fund

Investor Class: RIMIX

Institutional Class: CNRYX

ANNUAL REPORT

March 31, 2022

Sunridge Capital Emerging Markets Fund

A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedule of Investments	7
Consolidated Statement of Assets and Liabilities	11
Consolidated Statement of Operations	12
Consolidated Statements of Changes in Net Assets	13
Consolidated Financial Highlights	14
Notes to Consolidated Financial Statements	16
Report of Independent Registered Public Accounting Firm	27
Supplemental Information	29
Expense Example	36

This report and the financial statements contained herein are provided for the general information of the shareholders of the Sunbridge Capital Emerging Markets Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.sunbridgecapitalpartners.com

Sunbridge Capital Emerging Markets Fund

March 31, 2022

Dear Shareholder,

Fiscal Year 2021/22 was eventful for the fund [CNRYX/RIMIX] – both from an organizational standpoint as well as from a market perspective. Sunbridge Capital Partners was formed in January 2021. On behalf of Sunbridge, Anindya Chatterjee signed an agreement with Fiera in March 2021 to buy the fund’s advisory rights and a fund reorganization process was set in motion, that went through smoothly and was completed on July 9, 2021. From thereon, Sunbridge Capital Partners operated as an independent boutique asset management firm managing the CNRYX/RIMIX portfolio. The core investment team of four professionals including Anindya, spread across USA, Hong Kong/China and India, moved over from Fiera to Sunbridge, and two new hires were added to the investment team. Sunbridge hired an excellent team for key support functions – Compliance, Finance, Client services, Sales and Human Resources. The parting from Fiera was amicable. The transition from Fiera to Sunbridge was smooth. The team has been operating seamlessly.

While the transition was smooth, there were several events that brought in serious challenges to the fund’s asset stability. Exit of City National Rochdale [around US$1.75bn] resulted in significant profit-booking of around US$530mn, which were to be distributed as capital gains to remaining shareholders. Unfortunately, Sunbridge was unable to articulate the exact distribution amount to underlying investors until the final numbers were released by auditors in November 2021. This unsettled many of the investors – especially, given the enormous 47.8% capital gains distribution (ultimately, by working closely with our accountants, we managed to bring the net distribution down to $235mn using allowable “tax equalization” method). Despite our best efforts to retain assets we saw net outflows of approximately $210mn in December 2021 and January 2022, combined. Market weakness also saw the fund’s NAV decline 21.18% between July 9, 2021, and March 31, 2022, and the fund’s total assets under management dipped below US$290mn in end-March 2022, from US$660mn in July 2021. We see existing assets stabilizing at current levels, and we have already created an encouraging pipeline of potential investors.

1

Market & Portfolio Overview

Fiscal 2021/22 was a difficult year from a market perspective. Through the fiscal year, covid continued to disrupt economic activities – especially in emerging markets with slower vaccination drives. However, the major blow to our markets came from market-unfriendly policies in China. Chinese authorities took several ad-hoc and unexpected policy measures restricting the businesses of e-commerce, social media, gaming, education, etc. Additionally, the Chinese regulators did not support the real estate sector amid a spate of bond market defaults. Further compounding the challenges was China’s zero-covid policy -severely restricting economic activities. As a result, China’s economy decelerated significantly, and the MSCI China equity index dropped 43% by end-March 2022 since its February 17, 2021, recent peak. As an example of extremes, between October 20, 2021, and March 15, 2022, Alibaba’s stock [9988 HK] fell 60% in value. Along with this sector leader – Chinese tech stocks and many Emerging markets tech stocks in the region fell dramatically over the past six-seven months towards attractive valuations. For example, as of March end 2022, Alibaba traded at around 12x 2022 expected earnings while its earnings in 2023 should be around 32% higher than pre-covid 2019 results [Bloomberg consensus].

Many investors appear to be shunning China as “un-investable”. China is under-owned by foreign investors. Policy actions particularly since June/July 2021 by Chinese regulators reflect their poor understanding of, and/or little regards for, the capital markets, to say the least. Investments are based on expectations that economic agents as well as policymakers behave and act rationally. Our investment strategy is also based on such assumptions as we do our deep dive on company fundamentals. Due to the uncertainty from China - Investors broadly stayed negative and underweight on China while hopes of any constructive policy actions from the Chinese regulators waned. The frustration was further fueled by China’s adamant adherence to its dynamic zero covid policy locking down nearly 26 million Shanghainese with the recent Omicron breakout. Economic data – from PMI to restaurant receipts and auto sales and travel support that the severe economic slowdown resulted from China’s covid policy restrictions. Thus, the Fiscal 2021/22 was unpredictable and painful from a fundamental and market perspective.

2

Also, just when covid seemed to be subsiding, and economic activities across the world were recovering, Russia invaded Ukraine. Despite already seeing signs of inflation in commodities, the Russian/Ukraine Conflict caused Crude oil, other commodities, and food prices to spike further - renewing fears of stagflation and steeper Fed hikes. Not only has this put pressure on global markets, but we also saw extra strength in commodity-led markets like Brazil, a market we are underweight guided by our macro views on its currency instability and our general avoidance of commodity and fossil fuel investments.

Brazil hurt us as the currency rallied while commodities came into favor (Brazil was up about 36% YTD in US$ terms by March 31, 2022), but we benefited by avoiding Russia altogether. We have stuck to our long-term investment philosophy and strategy. We do not trade around volatile geopolitical market trends nor ride on interim momentum-trades in vogue; therefore, we missed the Brazil rally (which we expect to be transient), but we also avoided the Russia shock (Russia was removed from the MSCI EM Index as of March 9, 2022 – it was about 3.5% of the emerging markets index at the end of December 2021. While the Russia market was written to zero in the index by March 31, 2022, holders of Russian shares would have been hit with a 60% 2022 YTD decline in the Russian index by the end of February 2022). We remained neutral on India equities, as the market seemed richly valued in our view. We retained our overweight Southeast Asia allocation.

Outlook

We see a silver lining ahead. As of March 31, 2022, the MSCI EM Index traded at less than 11x 2022 earnings while the MSCI China Index traded at less than 10x 2022 earnings [Bloomberg]. Our China overweight portfolio positioning is betting on corrective policy moves in China. On March 16, 2022, Chinese stocks rallied following Chinese Vice Premier Liu He’s speech where he vowed to actively release policies favorable to markets. We expect positive headlines/rhetoric from China to continue– but this needs to be followed up with commensurate policy actions for our positions to be validated. We expect President Xi and the Chinese regulators to restore policy sanity and that China should revert to an ambience of wealth creation. The valuations already justify a relative bounce in EM, but policy headwinds had sidelined such prospects. If China policymakers deliver – we may see a sizable EM outperformance ahead. As far as the internet/ecommerce and the tech sector are concerned – the less Chinese regulators do is better. We think the government should stay away from this sector and let the companies compete and evolve on the growth path we have seen in the past, and we expect their valuations to normalize towards long term averages [as of March 31, 2022, the sector trades well below 1 std. dev from long-term averages on valuation parameters for China’s large tech companies]. To achieve anywhere close to 5% GDP growth [the Chinese government has set a target of 5.5% GDP growth in 2022] – we need to see sizable fiscal and monetary measures. We hope to see targeted GST cuts to promote consumption and incentives to specific industries [Electric Vehicles, Alternative Energy, Semiconductor Technology etc.]. Fiscal incentives close to 5-7% of GDP should be expected. Renewed infrastructure push, and a combination of currency depreciation and monetary easing also seem likely in our view.

3

GENERAL DISCLOSURES:

This document is for informational purposes and should not be considered a solicitation to buy, or an offer to sell, a security. The information provided herein does not constitute investment advice and it should not be relied on as such; it does not consider any investor’s particular investment objectives, strategies, tax status or investment horizon. Past performance is not a guarantee of future results. Inherent in any investment is the potential for loss. There is no guarantee that investment objectives will be met. Mutual fund investing involves risk. Principal loss is possible. The fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets.

The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings or geographical areas than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than a diversified fund. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Must be preceded or accompanied by a prospectus. Please refer to the Schedule of Investments for holdings information.

INDEX COMPARISONS:

It is not possible to invest in an index. MSCI Emerging Markets net total return index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Sunbridge Capital Emerging Markets Fund is distributed by IMST distributors, LLC. Sunbridge Capital Partners is the advisor to the Sunbridge Capital Emerging Markets Fund.

The views in this letter were as of March 31, 2022 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

4

Sunbridge Capital Emerging Markets Fund

FUND PERFORMANCE at March 31, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Investor Class during the periods shown with a similar investment in the MSCI Emerging Markets and the MSCI Emerging Markets Asia. The performance graph above is shown for the Fund’s Investor Class shares; Institutional Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Fund acquired the assets and liabilities of the Fiera Capital Emerging Markets Fund, a series of Fiera Capital Series Trust, (the “Predecessor Fund”), on July 9, 2021. As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to July 9, 2021 reflect the performance of the Predecessor Fund.

The returns presented for the Predecessor Fund prior to June 4, 2018 reflect the performance of the City National Rochdale Emerging Markets Fund (the “CNR Emerging Markets Fund”), which was a series of City National Rochdale Funds. The CNR Emerging Markets Fund was sub-advised by Fiera Capital, Inc. (“Fiera”) since December 1, 2017. As the result of a reorganization that was completed after the close of business on June 4, 2018, in which the Predecessor Fund acquired all of the assets, subject to the liabilities, of the CNR Emerging Markets Fund, the Predecessor Fund adopted the performance of the CNR Emerging Markets Fund. The CNR Emerging Markets Fund’s investment objectives and strategies were substantially identical to the Predecessor Fund’s investment objectives and strategies. Returns of the CNR Emerging Markets Fund have not been adjusted to reflect the expenses applicable to the Fund. The returns prior to June 4, 2018 are based on the previous performance and the actual fees/expenses of the CNR Emerging Markets Fund.

The CNR Emerging Markets Fund’s predecessor, the Rochdale Emerging Markets Portfolio (the “Rochdale Fund”) commenced operations on December 14, 2011, as a series of Rochdale Investment Trust, a Delaware statutory trust. The CNR Emerging Markets Fund commenced operations on March 29, 2013, and offered shares for public sale on April 1, 2013, after the reorganization of the Rochdale Fund into the CNR Emerging Markets Fund. The performance results prior to March 29, 2013 are for the Rochdale Fund. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

The MSCI Emerging Markets Net Total Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Asia Net Total Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Asian emerging markets. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index

5

Sunbridge Capital Emerging Markets Fund

FUND PERFORMANCE at March 31, 2022 (Unaudited) - Continued

Average Annual Total Return as of March 31, 2022	1 Year	5 Years	10 Years
Investor Class, *	-18.00%	3.36%	6.31%
Institutional Class**	-17.81%	3.62%	6.47%
MSCI Emerging Markets Net Total Return Index	-11.37%	5.98%	3.36%
MSCI Emerging Markets Asia Net Total Return Index	-15.17%	7.16%	5.76%

*	Inception date was on 12/14/2011. Performance shown for periods prior to 3/29/2013 reflects that of the Rochdale Fund’s Class N Shares.
**	Inception date was on 6/1/2016. The performance for Institutional Class shares includes the performance of the Investor Class shares for the periods prior to the inception date of Institutional Class shares.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 771-7721.

The expense ratio for Investor Class shares was 1.50% and for Institutional Class shares was 1.25%, which were stated in the current prospectus dated June 21, 2021. For the Fund’s most current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses of short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.62% and 1.37% of the average daily net assets of the Investor Class shares and Institutional Class shares, respectively. This agreement is in effect for a period of 2 years following the reorganization of the Predecessor Fund, which occurred on July 9, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Sunbridge Capital Emerging Markets Fund

SCHEDULE OF INVESTMENTS

March 31, 2022

Number of Shares		Value
	COMMON STOCKS — 91.8% ARGENTINA — 3.4%
363,590	Despegar.com Corp.*	$4,435,799
4,485	MercadoLibre, Inc.*	5,334,818
		9,770,617
	BRAZIL — 1.3%
178,962	Pagseguro Digital Ltd,., Class A*	3,588,188

	CHINA — 29.0%
101,076	Airtac International Group	3,249,682
757,305	Alibaba Group Holding, Ltd.*	10,334,724
51,313	Baidu, Inc., ADR*	6,788,710
2,791,624	Great Wall Motor Co., Ltd., Class H	4,381,395
734,344	Haier Smart Home Co., Ltd., Class A	2,654,468
2,850,000	JS Global Lifestyle Co., Ltd.[1]	3,312,684
204,100	Meituan*,1	3,866,459
284,601	Midea Group Co., Ltd., Class A	2,538,432
1,024,000	Minth Group, Ltd.	2,495,141
924,904	Ping An Insurance Group Co. of China, Ltd., Class H	6,466,063
654,000	Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H	3,169,370
593,466	Sinoma Science & Technology Co., Ltd., Class A	2,255,379
246,332	Sunny Optical Technology Group Co., Ltd.	3,912,082
290,000	Tencent Holdings, Ltd.	13,367,359
1,319,603	Tongcheng Travel Holdings, Ltd.*	2,325,212
430,000	Weimob, Inc.*,1	274,239
116,026	Wuliangye Yibin Co., Ltd., Class A	2,816,896
2,144,400	Xinyi Solar Holdings, Ltd.	3,732,038
95,750	Yum China Holdings, Inc.	4,176,560
		82,116,893
	HONG KONG — 8.8%
489,782	ASM Pacific Technology, Ltd.	4,930,852
1,869,200	China Gas Holdings, Ltd.	2,382,453
4,569,909	CSPC Pharmaceutical Group, Ltd.	5,236,438
680,002	Galaxy Entertainment Group, Ltd.	4,023,829
17,061	JD.com, Inc., Class A*	484,786
1,206,000	Luk Fook Holdings International, Ltd.	2,924,542
1,510,800	Man Wah Holdings, Ltd.	1,634,275
3,660,061	NagaCorp, Ltd.	3,242,625
		24,859,800
	INDIA — 11.4%
3,199,078	CESC, Ltd.	3,187,679
170,184	Deepak Fertilisers & Petrochemicals Corp., Ltd.	1,247,924
7

Sunbridge Capital Emerging Markets Fund

SCHEDULE OF INVESTMENTS - Continued

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDIA (Continued)
661,713	DLF, Ltd.	$3,297,354
233,721	ICICI Bank, Ltd., ADR	4,426,676
137,793	Infosys, Ltd., ADR	3,429,668
337,500	PB Fintech, Ltd.*	3,073,239
1,010,000	Petronet LNG, Ltd.	2,573,400
281,606	Star Health & Allied Insurance Co., Ltd.*	2,624,102
646,682	State Bank of India	4,178,114
91,500	Tata Motors Ltd., ADR*	2,557,425
581,507	Tata Power Co., Ltd.	1,817,530
		32,413,111
	INDONESIA — 7.3%
31,159,600	Aneka Tambang	5,276,997
6,887,000	Astra International	3,152,796
10,661,000	Bank Mandiri Persero	5,847,165
95,647,900	Bukalapak.com*	2,531,961
64,079,600	Mitra Adiperkasa*	3,917,099
		20,726,018
	PHILIPPINES — 5.2%
5,733,500	Ayala Land, Inc.	3,871,245
1,875,829	BDO Unibank, Inc.	4,791,642
40,442,826	Megaworld Corp.	2,338,564
1,645,070	Universal Robina Corp.	3,846,816
		14,848,267
	SINGAPORE — 2.2%
802,500	Nanofilm Technologies International, Ltd.	1,593,455
37,575	Sea, Ltd., ADR*	4,501,109
		6,094,564
	SOUTH KOREA — 11.1%
5,275	LG Chem, Ltd.	2,304,999
34,306	NAVER Corp.	9,534,634
44,017	Samsung Electro-Mechanics Co., Ltd.	5,926,671
240,211	Samsung Electronics Co., Ltd.	13,745,590
		31,511,894
	TAIWAN — 9.5%
647,227	Chailease Holding Co., Ltd.	5,677,040
623,500	Elite Material Co., Ltd.	5,535,933
1,148,000	Hon Hai Precision Industry Co., Ltd.	4,215,260
1,883,500	Lotus Pharmaceutical Co., Ltd.	8,813,122
8

Sunbridge Capital Emerging Markets Fund

SCHEDULE OF INVESTMENTS - Continued

March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	TAIWAN (Continued)
574,000	Micro-Star International Co., Ltd.	$2,577,063
		26,818,418
	THAILAND — 2.0%
7,120,000	Krung Thai Bank PLC	2,939,521
790,000	Siam Commercial Bank PLC	2,693,931
		5,633,452
	UNITED STATES — 0.6%
96,714	Freshworks, Inc.*	1,733,115
	TOTAL COMMON STOCKS
	(Cost $259,321,456)	260,114,337

Principal Amount
	SHORT-TERM INVESTMENTS — 7.8%
$22,039,760	UMB Bank Demand Deposit, 0.01%[2]	22,039,760
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $22,039,760)	22,039,760
	TOTAL INVESTMENTS — 99.6%
	(Cost $281,361,216)	282,154,097
	Assets in Excess of Other Liabilities — 0.4%	1,134,692
	TOTAL NET ASSETS — 100.0%	$283,288,789

ADR – American Depository Receipt

PLC – Public Limited Company

*	Non-income producing security.
[1]	144A restricted security. As of March 31, 2022 the total market value of such securities was $7,453,382 and represented 2.63% of the Fund's net assets.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Consolidated Financial Statements

9

Sunbridge Capital Emerging Markets Fund

SUMMARY OF INVESTMENTS

As of March 31, 2022

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Discretionary	22.7%
Technology	16.6%
Communications	14.3%
Financials	14.0%
Health Care	6.1%
Materials	4.5%
Real Estate	3.4%
Industrials	3.1%
Utilities	2.6%
Consumer Staples	2.3%
Energy	2.2%
Total Common Stocks	91.8%
Short-Term Investments	7.8%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements

10

Sunbridge Capital Emerging Markets Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2022

Assets:
Investments, at value (cost $281,361,216)	$282,154,097
Foreign currency, at value (cost $337,622)	334,679
Receivables:
Investment securities sold	1,593,014
Fund shares sold	22,775
Dividends and interest	667,002
Prepaid expenses	36,338
Total assets	284,807,905

Liabilities:
Payables:
Investment securities purchased	857,550
Fund shares redeemed	169,952
Advisory fees (Note 3)	238,828
Shareholder servicing fees (Note 6)	85,629
Distribution fees (Note 7)	2,781
Fund administration fees	105,854
Transfer agent fees and expenses	14,839
Custody fees	21,229
Auditing fees	10,346
Shareholder reporting fees	1,827
Chief Compliance Officer fees	1,260
Trustees' deferred compensation (Note 3)	2,357
Trustees' fees and expenses	1,343
Accrued other expenses	5,321
Total liabilities	1,519,116
Net Assets	$283,288,789
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	297,218,851
Total distributable loss	(13,930,062)
Net Assets	$283,288,789

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$13,071,474
Shares of beneficial interest issued and outstanding	510,921
Net asset value, offering and redemption price per share	$25.58
Institutional Class Shares:
Net assets applicable to shares outstanding	$270,217,315
Shares of beneficial interest issued and outstanding	10,463,501
Net asset value, offering and redemption price per share	$25.82

See accompanying Notes to Consolidated Financial Statements

11

Sunbridge Capital Emerging Markets Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended March 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $1,051,832)	$8,077,304
Interest	3,178
Total investment income	8,080,482

Expenses:
Advisory fees	5,494,082
Shareholder servicing fees (Note 6)	429,782
Shareholder servicing fees - Investor and Institutional Classes	456,815
Distribution fees (Note 7)	61,045
Fund administration fees	304,568
Fund accounting fees	1,868
Transfer agent fees and expenses	97,673
Custody fees	215,593
Registration fees	94,437
Miscellaneous	44,317
Legal fees	18,807
Shareholder reporting fees	25,886
Auditing fees	11,574
Trustees' fees and expenses	19,358
Chief compliance officer fees	11,378
Insurance fees	7,996
Interest expense	50,069
Total expenses	7,345,248
Class fees waived (Note 6)	(182,726)
Contractual service provider fees waived (Note 3)	(64,825)
Fees paid indirectly (Note 3)	(2,117)
Net expenses	7,095,580
Net investment income	984,902

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	118,138,938
Foreign currency transactions	(558,285)
Foreign capital gains tax	(2,791,458)
Net realized gain	114,789,195
Net change in unrealized appreciation/depreciation on:
Investments	(196,154,318)
Foreign currency translations	93,428
Foreign capital gains tax	1,224,870
Net change in unrealized appreciation/depreciation	(194,836,020)
Net realized and unrealized loss	(80,046,825)
Net Decrease in Net Assets from Operations	$(79,061,923)

See accompanying Notes to Consolidated Financial Statements

12

Sunbridge Capital Emerging Markets Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2022[1]	For the Year Ended March 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$984,902	$1,628,830
Net realized gain on investments, foreign currency transactions and foreign capital gains tax	114,789,195	601,898,609
Net change in unrealized appreciation/depreciation on investments, foreign currency translations and foreign capital gains tax	(194,836,020)	370,380,469
Net increase (decrease) in net assets resulting from operations	(79,061,923)	973,907,908

Distributions to Shareholders:
Distributions:
Investor Class	(10,778,303)	-
Institutional Class	(224,790,843)	(4,353,056)
Total distributions to shareholders	(235,569,146)	(4,353,056)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	5,933,102	6,272,274
Institutional Class	108,914,191	413,243,008
Reinvestment of distributions:
Investor Class	10,668,975	-
Institutional Class	202,234,290	2,988,312
Cost of shares redeemed:
Investor Class	(20,548,517)	(21,672,039)
Institutional Class	(374,018,982)	(2,128,675,015)
Net decrease in net assets from capital transactions	(66,816,941)	(1,727,843,460)

Total decrease in net assets	(381,448,010)	(758,288,608)

Net Assets:
Beginning of period	664,736,799	1,423,025,407
End of period	$283,288,789	$664,736,799

Capital Share Transactions:
Shares sold:
Investor Class	134,612	129,729
Institutional Class	2,735,731	8,598,037
Shares reinvested:
Investor Class	369,041	-
Institutional Class	6,935,332	51,755
Shares redeemed:
Investor Class	(513,095)	(420,915)
Institutional Class	(9,768,077)	(36,396,018)
Net decrease in capital share transactions	(106,456)	(28,037,412)

[1]	With the Plan of Reorganization with respect to the Fiera Capital Emerging Markets Fund, Investor Class and Institutional Class shareholders received Investor Class and Institutional Class shares of the Sunbridge Capital Emerging Markets Fund, respectively, effective as of the close of business on July 9, 2021. See Note 1 in the accompanying Notes to Financial Statements.

See accompanying Notes to Consolidated Financial Statements

13

Sunbridge Capital Emerging Markets Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS - Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended March 31,
	2022[1,2]	2021[1,2]	2020[1,2]	2019[2,3]	2018[2,4]	2017[1,2,4]
Net asset value, beginning of period	$59.83	$36.30	$45.70	$43.02	$52.68	$41.67
Income from Investment Operations:
Net investment income (loss)	(0.03)	(0.08)	0.21	(0.30)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	(7.68)	23.61	(9.61)	3.01	(6.09)[5]	11.13
Total from investment operations	(7.71)	23.53	(9.40)	2.71	(6.14)	11.08

Less Distributions:
From net investment income	-	-	-	-	(0.09)	(0.07)
From net realized gain	(26.54)	-	-	(0.03)	(3.43)	-
Total distributions	(26.54)	-	-	(0.03)	(3.52)	(0.07)
Net asset value, end of period	$25.58	$59.83	$36.30	$45.70	$43.02	$52.68

Total return[6,7]	(18.00)%	64.82%	(20.57)%	6.32%	(12.71)%	26.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,071	$31,135	$29,457	$92,289	$127,525	$175,875

Ratio of expenses to average net assets
Before fees waived and expenses absorbed[8]	1.58%[9]	1.59%	1.58%	1.60%	1.61%	1.61%
After fees waived and expenses absorbed[8,10]	1.53%[9]	1.48%	1.58%	1.60%	1.61%	1.61%
Ratio of net investment income (loss) to average net assets
Before fees waived and expenses absorbed[8]	(0.10)%	(0.26)%[11]	0.45%[11]	(1.04)%[11]	(0.02)%[11]	(0.12)%[11]
After fees waived and expenses absorbed[8,10]	(0.05)%	(0.15)%	0.45%	(1.04)%	(0.02)%	(0.12)%
Portfolio turnover rate[7]	56%	60%	47%	17%	48%	24%

[1]	Per share calculations are based on average shares outstanding throughout the period.
[2]	Financial information for the periods ended September 30, 2017 through July 9, 2021 is for the Fiera Capital Emerging Markets Fund, which was reorganized into the Sunbridge Capital Emerging Markets Fund as of close of business July 9, 2021. See Note 1 in the accompanying Notes to Financial Statements.
[3]	Reflects operations for the period from October 1, 2018 to March 31, 2019. On November 28, 2018 the Board of Trustees approved the change of the Fund's fiscal year end from September 30th to March 31st.
[4]	Reflects operations for the fiscal year from October 1st through September 30th.
[5]	Includes redemption fees, which represents less than $0.01 per share.
[6]	Based on net asset value as of end of period date.
[7]	Not annualized for periods less than one year.
[8]	Annualized.
[9]	If interest expense had been excluded, the expense ratios would have been lowered by 0.01% for the period ended March 31, 2021.
[10]	Contractual and voluntary expense waivers are reflected in both the net expense and net investment income (loss) ratios.
[11]	Ratio included for comparison purposes but was not audited during this respective period by the former independent public accountant.

See accompanying Notes to Consolidated Financial Statements

14

Sunbridge Capital Emerging Markets Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS - Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended March 31,
	2022[1,2]	2021[1,2]	2020[1,2]	2019[2,3]	2018[1,2,4]	2017[1,2,4]
Net asset value, beginning of period	$60.00	$36.38	$45.87	$43.22	$52.81	$41.71
Income from Investment Operations:
Net investment income (loss)	0.10	0.05	0.32	(0.15)	0.20	0.06
Net realized and unrealized gain (loss) on investments	(7.74)	23.69	(9.62)	2.92	(6.22)	11.14
Total from investment operations	(7.64)	23.74	(9.30)	2.77	(6.02)	11.20

Less Distributions:
From net investment income	-	(0.12)	(0.19)	(0.09)	(0.14)	(0.10)
From net realized gain	(26.54)	-	-	(0.03)	(3.43)	-
Total distributions	(26.54)	(0.12)	(0.19)	(0.12)	(3.57)	(0.10)
Net asset value, end of period	$25.82	$60.00	$36.38	$45.87	$43.22	$52.81

Total return[5,6]	(17.81)%	65.26%	(20.38)%	6.46%	(12.46)%	26.95%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$270,217	$633,602	$1,393,568	$1,595,597	$1,494,087	$1,386,857

Ratio of expenses to average net assets
Before fees waived and expenses absorbed[7]	1.33%[8]	1.34%	1.33%	1.35%	1.31%	1.36%
After fees waived and expenses absorbed[7,9]	1.28%[8]	1.23%	1.33%	1.35%	1.31%	1.36%
Ratio of net investment income (loss) to average net assets
Before fees waived and expenses absorbed[7]	0.15%	(0.01)%[10]	0.70%[10]	(0.75)%[10]	0.36%[10]	0.14%[10]
After fees waived and expenses absorbed[7,9]	0.20%	0.10%	0.70%	(0.75)%	0.36%	0.14%
Portfolio turnover rate[6]	56%	60%	47%	17%	48%	24%

[1]	Per share calculations are based on average shares outstanding throughout the period.
[2]	Financial information for the periods ended September 30, 2017 through July 9, 2021 is for the Fiera Capital Emerging Markets Fund, which was reorganized into the Sunbridge Capital Emerging Markets Fund as of close of business July 9, 2021. See Note 1 in the accompanying Notes to Financial Statements.
[3]	Reflects operations for the period from October 1, 2018 to March 31, 2019. On November 28, 2018 the Board of Trustees approved the change of the Fund's fiscal year end from September 30th to March 31st.
[4]	Reflects operations for the fiscal year from October 1st through September 30th.
[5]	Based on net asset value as of end of period date.
[6]	Not annualized for periods less than one year.
[7]	Annualized.
[8]	If interest expense had been excluded, the expense ratios would have been lowered by 0.01% for the period ended March 31, 2021.
[9]	Contractual and voluntary expense waivers are reflected in both the net expense and net investment income (loss) ratios.
[10]	Ratio included for comparison purposes but was not audited during this respective period by the former independent public accountant.

See accompanying Notes to Consolidated Financial Statements

15

Sunbridge Capital Emerging Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2022

Note 1 – Organization

The Sunbridge Capital Emerging Markets Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to seek long-term capital appreciation.

The Fund commenced investment operations on July 12, 2021 with Investor Class shares and Institutional Class shares. Prior to that date, the Fund acquired the assets and assumed the liabilities of the Fiera Capital Emerging Markets Fund (the "Predecessor Fund"), a series of Fiera Capital Series Trust, which offered two classes of shares, Investor Class shares and Institutional Class shares, in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board on April 22, 2021, by the Board of Fiera Capital Series Trust on May 19, 2021, and by beneficial owners of the Predecessor Fund on July 7, 2021. The tax-free reorganization was accomplished on July 9, 2021. As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Investor Class	498,459	$31,080,124
Institutional Class	10,128,257	633,686,774

The net unrealized appreciation of investments transferred was $177,234,524 as of the date of the acquisition.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

16

Sunbridge Capital Emerging Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

March 31, 2022

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third-party fair valuation analysis report quarterly.

(b) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to the Fund or an alternative allocation method can be more appropriately made.

17

Sunbridge Capital Emerging Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

March 31, 2022

(d) Federal Income Tax

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Fund may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2022, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

18

Sunbridge Capital Emerging Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

March 31, 2022

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Sunbridge Capital Partners LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.62% and 1.37% of the average daily net assets of Investor Class shares and Institutional Class shares of the Fund, respectively. This agreement is in effect until July 9, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. The annual operating expense limitation agreement is changing effective April 1, 2022. Further information is provided in Note 14 – Events Subsequent to the Fiscal Period End.

Prior to the close of business on July 9, 2021, investment advisory service was provided to the Predecessor Fund by Fiera Capital Inc. for the period April 1, 2021 through July 9, 2021, which received investment management fees for their services pursuant to the terms of the investment advisory agreement. The investment advisory fees were computed and accrued daily and paid monthly at an annual rate of 1.00% of the Predecessor Fund’s average daily net assets. For the period April 1, 2021 through July 9, 2021, the predecessor advisor received $1,827,259 investment management fees. Fiera Capital Inc. had contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (including organization and offering expenses, but excluding taxes, interest, brokerage commissions and extraordinary expenses of the Fund and any other expenses, the exclusion of which is specifically set forth in the Fund’s prospectus and which may from time to time, be deemed appropriate as an excludable expense and specifically approved by the Board) do not exceed 1.62% and 1.37% of the average daily net assets of Investor Class and Institutional Class shares, respectively. For the period July 10, 2021 through March 31, 2022, the Advisor received $3,666,823 investment management fees. The combined advisory fee amount is reported on the Statement of Operations.

For the period July 10, 2021 through March 31, 2022, the Advisor did not waive its fees or absorb other expenses for the Fund. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At March 31, 2022, the amount of these potentially recoverable expenses was $0.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended March 31, 2022, are reported on the Statement of Operations.

Prior to the close of business on July 9, 2021, UMBFS served as the administrator, fund accountant, and transfer agent to the Predecessor Fund and UMB Bank n.a. served as the Predecessor Fund’s Custodian. For the period April 1, 2021 to July 9, 2021, the Predecessor Fund paid UMBFS $55,067 and UMB Bank, n.a. $70,074. As part contractual agreements with the Predecessor Fund, UMBFS and UMB Bank, n.a. agreed to waive a portion of fees for services provided. For the period April 1, 2021 to July 9, 2021 UMB Bank, n.a. waived $3,177 of fees and UMBFS waived $61,648. These are listed in the Statement of Operations in the line item Contractual service provider fees waived and are not subject to recoupment. For the period July 10, 2021 to March 31, 2022, the Fund paid UMBFS $173,960 and UMB Bank, n.a. $142,342.

19

Sunbridge Capital Emerging Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

March 31, 2022

In addition, SANNE (the “Mauritius Administrator”) provides certain administrative services relating to the Mauritius Subsidiary. For the year ended March 31, 2022, the fees and expenses paid to SANNE was $133,433. Following an extensive due diligence process and cost benefit analysis, the Advisor decided to terminate the Mauritius Subsidiary as the Fund no longer receives benefits under the tax treaty. As of January 2022, the Fund’s investments in Indian companies are no longer held through the Mauritius Subsidiary. The Advisor has begun the deregistration process and is expected to be completed by the end of 2022.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Prior to the close of business on July 9, 2021, Foreside Fund Services, LLC served as the Predecessor Fund’s distributor. For the period April 1, 2021 to July 9, 2021 Foreside received 21,530 in distributions fee. This amount is disclosed on the Statement of Operations.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the period July 10, 2021 through March 31, 2022, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations. A portion of the fees were paid by the Trust’s Co-Administrators.  Such amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Consolidated Statements of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested.  If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account.  The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan.  The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities.  Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2022, are reported on the Statement of Operations. For the period July 10, 2021 to March 31, 2022, the Fund paid Dziura $7,261 for the services provided. Prior to the close of business on July 9, 2021, Foreside Fund Officer Services, LLC served as the Predecessor Fund’s CCO and received $4,117 for the services provided.

20

Sunbridge Capital Emerging Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

March 31, 2022

Note 4 – Federal Income Taxes

At March 31, 2022, the cost of investments on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

Cost of investments	$293,358,047
Gross unrealized appreciation	46,785,221
Gross unrealized depreciation	(57,989,171)
Net unrealized appreciation (depreciation) on investments	$(11,203,950)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2022, permanent differences in book and tax accounting have been reclassified to capital and total distributable earnings/(deficit) as follows:

Increase (Decrease)
Paid in Capital	Total Distributable Earnings (Loss)
$162,575,360	$(162,575,360)

As of March 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(2,715,696)
Unrealized (depreciation) on investments	(11,203,950)
Foreign currency translations	(8,059)
Unrealized deferred compensation	(2,357)
Total accumulated earnings	$(13,930,062)

As of March 31, 2022, the Fund had $863,745 of qualified late-year ordinary losses which are deferred until fiscal year 2023 for tax purposes. Net qualified late-year ordinary losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Post-October capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. As of March 31, 2022, the Fund had $1,851,951 of post-October capital losses.

21

Sunbridge Capital Emerging Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

March 31, 2022

The tax character of distributions paid for the years ended March 31, 2022 and March 31, 2021 were as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021
Distributions paid from:
Ordinary income	$26,341,157	$4,353,056
Long-term capital gains	209,227,989	-
Total taxable distributions	$235,569,146	$4,353,056

Note 5 - Investment Transactions

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments were $285,676,617 and $577,706,359, respectively.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets attributable to both Investor and Institutional shares to shareholder servicing agents who provide administrative and support services to their customers. For the year ended March 31, 2022, shareholder servicing fees are disclosed on the Statement of Operations.

Fiera Capital Inc. had an agreement with the Predecessor Fund in which it voluntarily agreed to waive a portion of shareholder servicing fees for each share class. For the period April 1, 2021 through July 9, 2021 shareholder servicing fees amounted to $21,530 and $435,285 for the Investor and Institutional Classes, respectively. The amounts of voluntary waivers were $8,612 and $174,114 in the Investor and Institutional classes of shares, respectively. These shareholder servicing fees and voluntary waivers are listed in the Statement of Operations in the line item Shareholder servicing fees – Investor and Institutional Classes and Class fees waived and are not subject to recoupment.

Note 7 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares. For Investor Class shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. The Institutional Class does not pay any distribution fees.

For the year ended March 31, 2022, distribution fees incurred are disclosed on the Statement of Operations. Prior to the close of business on July 9, 2021, Foreside Fund Services, LLC served as the Predecessor Fund’s Distributor.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

22

Sunbridge Capital Emerging Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

March 31, 2022

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2022, in valuing the Fund’s assets carried at fair value:

23

Sunbridge Capital Emerging Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

March 31, 2022

	Level 1	Level 2		Level 3*	Total
Investments
Common Stocks[1]
Argentina	$9,770,617	$		$-	$9,770,617
Brazil	3,588,188			-	3,588,188
China	6,788,710		75,328,183	-	82,116,893
Hong Kong			24,859,800	-	24,859,800
India	10,413,768		21,999,343	-	32,413,111
Indonesia	3,152,795		17,573,223	-	20,726,018
Philippines	3,846,816		11,001,451	-	14,848,267
Singapore	4,501,109		1,593,455	-	6,094,564
South Korea			31,511,894	-	31,511,894
Taiwan			26,818,418	-	26,818,418
Thailand			5,633,452	-	5,633,452
United States	1,733,115				1,733,115
Short-Term Investments
United States	22,039,760		-	-	22,039,760
Total Investments	$65,834,879		$216,319,218	$-	$282,154,097

[1]	For a detailed break-out of common stocks by major country classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 3 securities at period end.

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. [There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses.] The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

24

Sunbridge Capital Emerging Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

March 31, 2022

Note 12 - Reverse Repurchase Agreement

The Fund entered into a reverse repurchase agreement of $60,000,000 with UMB Bank, N.A. on December 22, 2021 for a 60-day term. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of the Fund. The Fund may borrow amounts up to 5% of the value of its assets. The Fund is charged interest of the Federal Funds Target Range - Upper Limit (FFTRU) plus 150 basis point, for borrowing under this agreement. Interest expense for the period ended March 31, 2022, is disclosed on the Statements of Operations. During the year ended March 31, 2022, the Fund’s average borrowing for the 44 days was $23,409,091, which had a maximum outstanding balance of $45,000,000, an average borrowing rate of 1.75%, resulting in $50,069 in interest paid during the period of the agreement. As of March 31, 2022, there was no outstanding balance. The agreement was terminated on February 9, 2022.

Note 13 – Recently Issued Accounting Pronouncements

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund(s). When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

The SEC adopted new Rule 12d1-4, which will allow registered investment companies (including business development companies (“BDCs”), unit investment trusts (“UITs”), closed-end funds, exchange-traded funds (“ETFs”), and exchange-traded managed funds (“ETMFs”) (an “acquiring” fund), to invest in other investment companies (an “acquired fund”), including private funds under a specific exception, beyond the limits of Section 12(d)(1), subject to the conditions of the rule. Rule 12d1-4 became effective January 19, 2021. Funds electing to rely on Rule 12d1-4 will have to comply with the rules by January 19, 2022.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020, through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

25

Sunbridge Capital Emerging Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

March 31, 2022

Note 14 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

Effective April 1, 2022, the Advisor has agreed to lower its management fee from 1.00% to 0.98% of the Fund’s average daily net assets. In addition, the Advisor has also agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses as described in the Supplement dated January 21, 2022 to the prospectus dated June 21, 2021 as amended, of the Fund from 1.37% to 1.35% and 1.62% to 1.60% of the average daily net assets of the Fund’s Institutional Class and Investor Class shares, respectively.

There were no other events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Sunbridge Capital Emerging Markets Fund

and the Board of Trustees of

Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Sunbridge Capital Emerging Markets Fund (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”), including the schedule of investments, as of March 31, 2022, the related consolidated statements of operations, the consolidated statements of changes in net assets and the consolidated financial highlights for each of the periods indicated in the table below, and the related consolidated notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its consolidated operations, the consolidated changes in its net assets and the consolidated financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Consolidated Statements of operations	Consolidated Statements of changes in net assets	Consolidated Financial highlights
For year ended March 31, 2022	For the year ended March 31, 2022	For the year ended March 31, 2022

The consolidated statement of changes in net assets in the period ended March 31, 2021 and the consolidated financial highlights for each of the two years in the period ended March 31, 2021, for the period from October 1, 2018 through March 31, 2019 and for two years in the period ended September 30, 2018, have been audited by other auditors, whose report dated May 27, 2021 expressed unqualified opinions on such statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

27

To the Shareholders of Sunbridge Capital Emerging Markets Fund

and the Board of Trustees of

Investment Managers Series Trust II

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 27, 2022

28

Sunbridge Capital Emerging Markets Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gains Designation

Pursuant to IRC 852 (b)(3) of the Internal Revenue Code the Fund hereby designates $209,227,989 as long-term capital gains distributed during the year ended March 31, 2022. Certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 771-7721. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	1	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	1	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	1	General Finance Corporation.
29

Sunbridge Capital Emerging Markets Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
“Independent” Trustee:
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	1	Investment Managers Series Trust, a registered investment company (includes 53 portfolios)
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund.	1	Investment Managers Series Trust, a registered investment company (includes 53 portfolios)
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	1	Cliffwater Corporate Lending Fund, a registered investment company; Agility Multi-Asset Income Fund, a closed-end investment company; Corbin Multi-Strategy Fund, a closed-end investment company; Aspiriant Risk-Managed Real Asset Fund, a closed-end investment company; Aspiriant Risk-Managed Capital Appreciation Fund, a closed-end investment company; Infinity Core Alternative Fund, a closed-end investment company; Infinity Long/Short Equity Fund, LLC, a closed-end investment company; Keystone Private Income Fund, a closed-end investment company; Relative Value Fund, a closed-end investment company; Variant Alternative Income Fund, a closed-end investment company.
30

Sunbridge Capital Emerging Markets Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
31

Sunbridge Capital Emerging Markets Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Secretary, 361 Social Infrastructure Fund (December 2019 – January 2022); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management

(2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address	for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 27 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.
32

Sunbridge Capital Emerging Markets Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on January 20, 2022, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved an amended investment advisory agreement (the “Amended Advisory Agreement”) between the Trust and Sunbridge Capital Partners, LLC (the “Investment Advisor”) with respect to the Sunbridge Capital Emerging Markets Fund series of the Trust (the “Fund”), in connection with a proposal by the Investment Advisor to reduce the Fund’s annual investment advisory fee. The Amended Advisory Agreement would be identical in all material respects to the existing investment advisory agreement between the Trust and the Investment Advisor with respect to the Fund (the “Advisory Agreement”), except that under the Advisory Agreement, the annual investment advisory fee paid to the Advisor was 1.00% of the Fund’s average daily net assets, and under the Amended Advisory Agreement, which would be effective April 1, 2022, the advisory fee paid to the Advisor would be 0.98% of the Fund’s average daily net assets. The Advisory Agreement had been approved for an initial two-year term at the Board’s meeting held on April 22, 2021. In approving the Amended Advisory Agreement, the Board, including the Independent Trustees, determined that such approval was in the best interests of the Fund and its shareholders.

Background

In advance of the April 2021 and January 2022 meetings, the Board received information about the Fund, the Advisory Agreement, and the Amended Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor; information regarding the background, experience, and compensation structure of relevant personnel who would be providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the estimated profitability of the Investment Advisor’s overall relationship with the Fund; information regarding the Fund’s performance; and information regarding the proposed advisory fee under the Amended Advisory Agreement. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Amended Advisory Agreement. No representatives of the Investment Advisor were present during the Board’s consideration of the Amended Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving the Amended Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to relevant performance information, the Board considered the information presented at the April 2021 meeting regarding the performance of the Fiera Capital Emerging Markets Fund (the “Predecessor Fund”), which reorganized into the Fund on July 9, 2021 (the “Reorganization”), for the one-, three-, and five-year periods ended December 31, 2020. At the April 2021 meeting, the Board observed that the Predecessor Fund’s total return for the one-year period was above the MSCI Emerging Markets Index return and the median return of a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Diversified Emerging Markets fund universe (the “Fund Universe”). The Predecessor Fund’s annualized total return for the three-year period was below the MSCI Index return by 0.78% and the Peer Group median return by 2.04%. For the five-year period, the Predecessor Fund’s annualized total return was below the MSCI Index return and the Peer Group median return by 1.49% and 1.61%, respectively. The Board considered the Investment Advisor’s explanation that the Predecessor Fund had performed well since inception except for in 2016, when a commodity and crude oil rally had caused markets and the Predecessor Fund’s performance to suffer, and in 2018, when the trade war between the United States and China had negatively affected the Fund. The Board also considered the Fund’s performance since the Reorganization.

33

Sunbridge Capital Emerging Markets Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel who would continue to be involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board also noted the Investment Advisor’s representation that there would be no change in the nature and level of advisory services provided by the Investment Advisor to the Fund in connection with the Amended Advisory Agreement.

Advisory Fee

The Board reviewed information regarding the advisory fee proposed to be charged by the Investment Advisor with respect to the Fund. The Board reviewed information from the April 2021 meeting, which indicated that the Fund’s advisory fee under the Advisory Agreement (gross of fee waivers) was slightly higher than the Peer Group median by 0.005%, and higher than the Fund Universe median by 0.0662%. The Board considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s proposed advisory fee under the Amended Advisory Agreement with those of other similar accounts of the Investment Advisor. The Board also considered the Investment Advisor’s assertion that reducing the Fund’s annual investment advisory fee from 1.00% to 0.98% would enhance the Fund’s competitive advantage in the marketplace.

Profitability and Economies of Scale

At the April 2021 meeting, the Board reviewed the estimated profitability to the Investment Advisor of its relationship with the Fund in the Fund’s first year of operations, taking into account assets of $650 million. At that meeting, the Board determined that the Investment Advisor’s estimated profit level with respect to the Fund was reasonable. At the January 2022 meeting, the Board considered that the potential benefits received by the Investment Advisor as a result of its relationship with the Fund, other than the receipt of its advisory fee, would include the usual types of “fall out” benefits received by advisors to the Trust, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board also noted that although the Amended Advisory Agreement does not provide for any advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale and that any such economies would be considered in the future as the Fund’s assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that the terms of the Amended Advisory Agreement were fair and reasonable and in the best interests of the Fund and its shareholders and, accordingly, approved the Amended Advisory Agreement.

34

Sunbridge Capital Emerging Markets Fund

EXPENSE EXAMPLE

For the Six Months Ended March 31, 2022 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21 – 3/31/22*
Investor Class
Actual Performance	$1,000.00	$845.80	$7.25
Hypothetical (5% annual return before expenses)	1,000.00	1,017.08	7.92
Institutional Class
Actual Performance	1,000.00	846.90	6.10
Hypothetical (5% annual return before expenses)	1,000.00	1,018.33	6.67

*	Expenses are equal to the Fund’s annualized expense ratio of 1.57% and 1.32% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
35

Sunbridge Capital Emerging Markets Fund

A series of Investment Managers Series Trust II

Investment Advisor

Sunbridge Capital Partners LLC

1200 Brickell Ave, Suite 620

Miami, Florida 33131

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Sunbridge Capital Emerging Markets Fund – Investor Class	RIMIX	46141T 182
Sunbridge Capital Emerging Markets Fund - Institutional Class	CNRYX	46141T 174

Privacy Principles of Sunbridge Capital Emerging Markets Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Sunbridge Capital Emerging Markets Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Fund at (877) 771-7721 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 771-7721 by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding Mailings

The Fund will mail only one copy of shareholder documents, including prospectuses, and notice of annual and semiannual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (877) 771-7721.

Sunbridge Capital Emerging Markets Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: 877-771-7721

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 877-771-7721.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2022	FYE 03/31/2021
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

Prior to the reorganization, the aggregate audit and tax fees billed by Deloitte & Touche LLP, for Fiera Capital Emerging Markets Fund, were $30,004 for the year ended March 31. 2021.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2022	FYE 03/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 03/31/2022	FYE 03/31/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	06/09/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	06/09/2022

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	06/09/2022